UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 4, 2008
AUTOZONE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee	38103

(Address of Principal Executive Offices)	(Zip Code)
(901) 495-6500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     On August 4, 2008, AutoZone, Inc. (the “Company”) entered into two Officers’ Certificates (the “Officers’ Certificates”), pursuant to the Indenture, dated as of August 8, 2003 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor in interest to Bank One Trust Company, N.A., as trustee, in connection with the offer and sale of $500 million aggregate principal amount of the Company’s 6.500% Senior Notes due 2014 (the “2014 Notes”) and $250 million aggregate principal amount of the Company’s 7.125% Senior Notes due 2018 (the “2018 Notes,” and collectively with the 2014 Notes, the “Notes”). The Notes were offered and sold pursuant to the Company’s shelf registration statement filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2008, on Form S-3 (File No. 333-152592) (the “Registration Statement”).
     The Company will pay interest on the 2014 Notes on January 15 and July 15 each year, beginning January 15, 2009, and will pay interest on the 2018 Notes on February 1 and August 1 each year, beginning February 1, 2009. The 2014 Notes will mature on January 15, 2014 and the 2018 Notes will mature on August 1, 2018. The Notes will be senior unsecured obligations of the Company and will rank equally with the Company’s other senior unsecured liabilities and senior to any future subordinated indebtedness. The Notes are subject to customary covenants restricting the Company’s ability, subject to certain exceptions, to incur debt secured by liens, to enter into sale and leaseback transactions or to merge or consolidate with another entity or sell substantially all of its assets to another person.
     The Company may redeem the Notes at the Company’s option, at any time in whole or from time to time in part, on not less than 30 nor more than 60 days’ notice, at the redemption prices described in the indenture. If a change of control, as defined in the Officers’ Certificates, occurs, unless the Company has exercised its option to redeem the Notes, holders of the Notes may require the Company to repurchase the Notes at the prices described in the Officers’ Certificates. The interest rate payable on the Notes will be subject to adjustment from time to time if the rating assigned to the Notes is downgraded (or subsequently upgraded), as set forth in the Officers’ Certificates.
     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Officers’ Certificates pursuant to the Indenture setting forth the terms of the Notes and the form of notes representing each of the 2014 Notes and the 2018 Notes, each of which is filed as an exhibit to this report and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
4.1	Officers’ Certificate for the 2014 Notes, pursuant to Section 3.2 of the Indenture, dated August 4, 2008, setting forth the terms of the 2014 Notes.

4.2	Officers’ Certificate for the 2018 Notes, pursuant to Section 3.2 of the Indenture, dated August 4, 2008, setting forth the terms of the 2018 Notes.

4.3	Form of 6.500% Senior Note due 2014.

4.4	Form of 7.125% Senior Note due 2018.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 4, 2008		AUTOZONE, INC.
	By:	/s/ William T. Giles
	Name:	William T. Giles
	Title:	Chief Financial Officer and Executive Vice President, Finance, Store Development and Information Technology

EXHIBIT INDEX
4.1	Officers’ Certificate for the 2014 Notes, pursuant to Section 3.2 of the Indenture, dated August 4, 2008, setting forth the terms of the 2014 Notes.

4.2	Officers’ Certificate for the 2018 Notes, pursuant to Section 3.2 of the Indenture, dated August 4, 2008, setting forth the terms of the 2018 Notes.

4.3	Form of 6.500% Senior Note due 2014.

4.4	Form of 7.125% Senior Note due 2018.